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                                                                    EXHIBIT 23.1

CONSENT OF INDEPENDENT AUDITORS

As independent public accountants, we hereby consent to the incorporation by reference in this Form 10-K of our report dated April 7, 2000, with the Company's previously filed Registration Statement File No. 333-08717.

                                ARTHUR ANDERSEN LLP

Seattle, Washington
April 27, 2000